Exhibit 99.1

                                                         Frontier Communications
                                                               3 High Ridge Park
                                                              Stamford, CT 06905
                                                                    203.614.5600
                                                                www.frontier.com

FOR IMMEDIATE RELEASE
Contact:
David Whitehouse                                 Gregory Lundberg
203-614-5708                                     203-614-5044


     Frontier Communications to Release Third-Quarter Results and Host Call

STAMFORD, Conn., September 29, 2009 -- Frontier Communications Corporation (NYSE: FTR) plans to release third-quarter 2009 results on Tuesday, November 3, 2009 before the market opens and to host a conference call that day at 9:00 A.M. Eastern time.

The conference call will be Webcast and may be accessed (live and replay) at:
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http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=66508&eventID=2453909
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A telephonic  replay of the conference  call will be available from noon Eastern time, Tuesday,  November 3, 2009 through noon Wednesday,  November 11, 2009, via dial-in at 888-203-1112  for U.S. and Canadian  callers or, outside the U.S. and
Canada, at 719-457-0820,  passcode 7717844. A Webcast replay of the call will be available at the above Website.


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